[IMAGE: GLOBE]
                           POLARIS GLOBAL VALUE FUND


                                 ANNUAL REPORT
                               December 31, 2002




                                    POLARIS
                            CAPITAL MANAGEMENT, INC.
                          http://www.polarisfunds.com
                                 (888) 263-5594

                                TABLE OF CONTENTS

A Message to Our Shareholders..................................................1

Performance Chart and Analysis.................................................4

Schedule of Investments........................................................5

Statement of Assets and Liabilities............................................8

Statement of Operations........................................................9

Statements of Changes in Net Assets...........................................10

Financial Highlights..........................................................11

Notes to Financial Statements.................................................12

Independent Auditors' Report..................................................17

Tax Information and Trustees and Officers.....................................18

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

Dear Fellow Shareholder,

The Polaris Global Value Fund (the "Fund") achieved a positive return for the year ended December 31, 2002. For the 3rd straight year the Fund beat its benchmark, the MSCI World Index, with a 1-year return of 3.82% vs. -19.89% for the Index. In addition, as of year end the Fund has a Morningstar Overall Rating(TM) of 5-stars based upon Morningstar's universe of 255 World Stock funds.*

In maintaining a strict value discipline, the Fund preserved and increased value for shareholders amid a tumultuous year for markets. The following table and chart presents Fund performance for various time periods. As you will notice, the Fund remains satisfactorily ahead of its benchmark for all periods in the following table.

                             ----------------------------------------------------------------------------------------------
                                           Calendar 2002                             As of December 31, 2002
                             ----------------------------------------------------------------------------------------------
                                QIV       QIII       QII        QI      1 Year     3 Yrs.    5 Yrs.    10 Yrs.     ITD
                             ----------------------------------------------------------------------------------------------
Polaris Global Value Fund      6.61%   -16.40%    -1.27%     17.98%     3.82%     -0.02%     1.20%    10.99%      9.01%
MSCI World Index               7.64%   -18.38%    -9.13%      0.34%   -19.89%    -16.67%    -2.11%     6.26%      4.37%

(RESULTS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. Returns greater than 1 year are annualized. See pages 2 and 3 for additional disclosure.)

YEAR-END 2002 ASSET ALLOCATION:

North American investments (including Canada) made up 46.1% of the total portfolio, lower than the 58.5% this area makes up of the World market. The lower U.S. weighting is made up by larger investment in Europe and Scandinavia. The other notable differences from passive market weightings include an over weighting in South Africa and Korea that are not part of the World Index. Cash balances are higher than normal due to recent sells that have already been reinvested in early 2003. The Fund continues to emphasize Materials and Consumer related companies. Health Care is de-emphasized primarily because drug companies, that are a large part of indexes, do not meet our value criteria. Among Financial companies the Fund is primarily invested in U.S. thrift institutions.

CALENDAR YEAR 2002 PERFORMANCE ANALYSIS:

During 2002, the Fund's total return, including reinvested dividends, was 3.82%, in comparison to the MSCI World Index (with net dividends reinvested) that fell -19.89%. As the World Index shows, equity markets worldwide performed quite negatively in 2002, the third consecutive year of negative returns. This negative market environment negatively impacted certain of the Fund's holdings but our strict value discipline helped preserve capital in this turbulent year.

The Fund benefited from a 31% gain in its South African holdings aided by a 26% increase in the value of the Rand over the year. Korean equities performed well with Samsung Electronics up more than 15% and Samsung SDI up over 60% for the year.

In 2002, the Fund's European holdings declined 12% compared to a decline of 18% for the MSCI Europe Index. YIT OYJ, the Finnish construction and real estate company, advanced more than 50%. Finnish elevator company, Kone, also contributed strong performance with a 19% gain. Jefferson Smurfit Group was acquired by Madison Dearborn Partners, thereby providing a 65% gain. The year's European declines were found in companies such as, Peugeot, SA and Draka Holding, the Dutch cable maker. The Fund manager continues to believe in the underlying fundamentals of both companies.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
MESSAGE TO OUR SHAREHOLDERS (continued)
DECEMBER 31, 2002
--------------------------------------------------------------------------------

Domestic banks experienced very strong gains attributable to two mergers during the year when Banknorth acquired Ipswich Bancshares and Warren Bancorp. The strong performance of banks as well as Toro, Inc. and Trex Corporation, the alternative wood company, contributed to strong performance of U.S. holdings that declined just over 1% while the MSCI USA Index plunged -22.71%. The U.S. underperformed international markets in 2002, as the World ex-US Index declined 15.51% versus the above-mentioned 22.71% decline in U.S. equities.

The Fund's primary losses in 2002 were in technology, utilities, retailers, and European banks. ABN AMRO Holdings and BBVA were both affected by concerns about syndicated loans and the turmoil in Latin America. The Fund's technology holdings such as Teradyne, STMicroelectronics, and Amkor declined more than market averages.

OUTLOOK FOR 2003

The portfolio strategy remains consistent with the Fund's past strategy - to attempt to purchase the most undervalued stocks worldwide seeking to achieve good performance with lower than market risk. The decline in securities markets over the last several years has shaken investor confidence but it is our firm opinion that the decline in values now presents many excellent investment opportunities.

The outlook for 2003 remains uncertain due to the prospect of a Middle East war and the potential for political and terrorist backlash in the event of a war. It is also possible the resolution of some conflicts may reduce the potential for more violence in this volatile area. Not surprisingly consumers remain cautious in this political environment especially due to rising unemployment in the developed world. With modest growth in consumer spending and continued political uncertainty, business capital expansion plans remain modest.

Nevertheless, we recommend that investors consider longer-term horizons -- three to five years ahead -- when seeking to achieve profitable returns. As the Fund's investment adviser, Polaris Capital Management, we believe that some large-cap U.S. companies have additional downside risk, and as discussed herein, we point to the many compelling opportunities on the back of a three year decline in world markets.

Sincerely,

/s/ BERNARD R. HORN JR.

Bernard R. Horn, Jr.
Portfolio Manager

* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted-average of the
performance  figures  associated  with  its  three-,   five-  and  ten-year  (if
applicable) Morningstar Rating metrics. Polaris Global Value Fund was rated against the following numbers of U.S.-domiciled World Stock funds over the following time periods: 255 funds in the last three years. With respect to these World Stock funds, Polaris Global Value Fund received a Morningstar Rating of 5 stars for the three-year period ending 12/31/02.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
MESSAGE TO OUR SHAREHOLDERS (concluded)
DECEMBER 31, 2002
--------------------------------------------------------------------------------

TOTAL RETURNS INCLUDE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. DURING THE PERIOD, SOME OF THE FUND'S FEES WERE WAIVED OR EXPENSES REIMBURSED. IN THE ABSENCE OF THESE WAIVERS AND REIMBURSEMENTS, PERFORMANCE FIGURES WOULD BE LOWER. THE FUND INVESTS IN SECURITIES OF FOREIGN ISSUERS, INCLUDING ISSUERS LOCATED IN COUNTRIES WITH EMERGING CAPITAL MARKETS. INVESTMENTS IN SUCH SECURITIES ENTAIL CERTAIN RISKS NOT ASSOCIATED WITH INVESTMENTS IN DOMESTIC SECURITIES, SUCH AS VOLATILITY OF CURRENCY EXCHANGE RATES, AND IN SOME CASES, POLITICAL AND ECONOMIC INSTABILITY AND RELATIVELY ILLIQUID MARKETS.

ON JUNE 1, 1998, A LIMITED PARTNERSHIP MANAGED BY THE ADVISER REORGANIZED INTO THE FUND. THE PREDECESSOR LIMITED PARTNERSHIP MAINTAINED AN INVESTMENT OBJECTIVE AND INVESTMENT POLICIES THAT WERE, IN ALL MATERIAL RESPECTS, EQUIVALENT TO THOSE OF THE FUND. THE FUND'S PERFORMANCE FOR THE PERIODS BEFORE JUNE 1, 1998 IS THAT OF THE LIMITED PARTNERSHIP AND INCLUDES THE EXPENSES OF THE LIMITED PARTNERSHIP. IF THE LIMITED PARTNERSHIP'S PERFORMANCE HAD BEEN READJUSTED TO REFLECT THE FIRST YEAR EXPENSES OF THE FUND, THE FUND'S PERFORMANCE FOR ALL THE PERIODS WOULD HAVE BEEN LOWER. THE LIMITED PARTNERSHIP WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT") AND WAS NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS, DIVERSIFICATION REQUIREMENTS, AND OTHER RESTRICTIONS IMPOSED BY THE 1940 ACT AND THE INTERNAL REVENUE CODE, WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED ITS PERFORMANCE.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGER AS OF DECEMBER 31, 2002, AND MAY NOT REFLECT THE VIEWS OF THE MANAGER ON THE DATE THIS LETTER IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT AND DO NOT CONSTITUTE INVESTMENT ADVICE. (02/03)

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Polaris Global Value Fund (the "Fund") compared with the Morgan Stanley Capital
International  World Index  ("MSCI"),  over the past 10 fiscal  years.  The MSCI measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI does not include expenses. The Fund is professionally managed while the MSCI is unmanaged and is not available for investment. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. For more up to date performance please call (888) 263-5594.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/02   ONE YEAR   FIVE YEAR   TEN YEAR
------------------------------------------   --------   ---------   --------
Polaris Global Value Fund                      3.82%       1.20%      10.99%
MSCI                                         (19.89)%     (2.11)%      6.26%

INVESTMENT VALUE ON 12/31/02
----------------------------
Polaris Global Value Fund                    $ 28,372
MSCI                                         $ 18,346

                 Polaris        MSCI World Index

DATE
      12/31/1992         10,000          10,000
       1/31/1993          9,995          10,030
       2/28/1993          9,923          10,265
       3/31/1993         10,457          10,857
       4/30/1993         10,469          11,357
       5/31/1993         10,797          11,616
       6/30/1993         10,638          11,516
       7/31/1993         10,906          11,750
       8/31/1993         11,425          12,286
       9/30/1993         11,431          12,056
      10/31/1993         12,036          12,385
      11/30/1993         11,720          11,682
      12/31/1993         12,570          12,250
       1/31/1994         13,087          13,055
       2/28/1994         12,821          12,884
       3/31/1994         12,206          12,325
       4/30/1994         12,136          12,703
       5/31/1994         12,276          12,733
       6/30/1994         12,172          12,695
       7/31/1994         12,613          12,933
       8/31/1994         12,971          13,320
       9/30/1994         12,517          12,967
      10/31/1994         12,661          13,333
      11/30/1994         12,182          12,752
      12/31/1994         12,221          12,872
       1/31/1995         12,068          12,676
       2/28/1995         12,500          12,857
       3/31/1995         12,880          13,474
       4/30/1995         13,457          13,941
       5/31/1995         13,692          14,057
       6/30/1995         14,366          14,049
       7/31/1995         15,070          14,749
       8/31/1995         15,246          14,417
       9/30/1995         15,879          14,834
      10/31/1995         15,785          14,597
      11/30/1995         16,071          15,101
      12/31/1995         16,109          15,539
       1/31/1996         16,002          15,817
       2/29/1996         16,282          15,910
       3/31/1996         16,466          16,172
       4/30/1996         17,289          16,549
       5/31/1996         17,770          16,560
       6/30/1996         17,585          16,640
       7/31/1996         16,881          16,049
       8/31/1996         17,577          16,230
       9/30/1996         18,248          16,862
      10/31/1996         18,341          16,976
      11/30/1996         19,587          17,924
      12/31/1996         19,869          17,634
       1/31/1997         20,807          17,843
       2/28/1997         20,838          18,045
       3/31/1997         20,698          17,684
       4/30/1997         21,344          18,259
       5/31/1997         23,122          19,383
       6/30/1997         24,932          20,346
       7/31/1997         27,194          21,280
       8/31/1997         26,712          19,853
       9/30/1997         28,590          20,928
      10/31/1997         26,829          19,824
      11/30/1997         26,459          20,171
      12/31/1997         26,734          20,413
       1/31/1998         26,715          20,979
       2/28/1998         28,126          22,395
       3/31/1998         29,063          23,337
       4/30/1998         29,734          23,561
       5/31/1998         28,919          23,263
       6/30/1998         27,705          23,811
       7/31/1998         27,358          23,769
       8/31/1998         22,008          20,596
       9/30/1998         22,152          20,957
      10/31/1998         23,454          22,848
      11/30/1998         24,668          24,203
      12/31/1998         24,368          25,382
       1/31/1999         23,688          25,934
       2/28/1999         23,244          25,240
       3/31/1999         23,422          26,287
       4/30/1999         26,556          27,320
       5/31/1999         25,462          26,318
       6/30/1999         27,325          27,542
       7/31/1999         27,857          27,455
       8/31/1999         27,739          27,403
       9/30/1999         26,645          27,133
      10/31/1999         27,148          28,540
      11/30/1999         26,941          29,339
      12/31/1999         28,389          31,710
       1/31/2000         27,276          29,891
       2/29/2000         25,812          29,968
       3/31/2000         27,148          32,036
       4/30/2000         26,735          30,677
       5/31/2000         26,575          29,897
       6/30/2000         27,371          30,900
       7/31/2000         27,085          30,026
       8/31/2000         28,199          30,999
       9/30/2000         26,353          29,347
      10/31/2000         25,652          28,852
      11/30/2000         25,016          27,097
      12/31/2000         26,737          27,532
       1/31/2001         28,524          28,062
       2/28/2001         28,187          25,687
       3/31/2001         27,176          23,996
       4/30/2001         28,659          25,764
       5/31/2001         28,963          25,429
       6/30/2001         28,390          24,628
       7/31/2001         27,783          24,299
       8/31/2001         27,816          23,129
       9/30/2001         23,433          21,088
      10/31/2001         24,141          21,491
      11/30/2001         26,400          22,759
      12/31/2001         27,329          22,900
       1/31/2002         27,875          22,204
       2/28/2002         29,581          22,008
       3/31/2002         32,242          22,978
       4/30/2002         33,300          22,197
       5/31/2002         33,164          22,234
       6/30/2002         31,833          20,881
       7/31/2002         28,592          19,119
       8/31/2002         28,899          19,152
       9/30/2002         26,613          17,043
      10/31/2002         27,227          18,299
      11/30/2002         29,103          19,283
      12/31/2002         28,372          18,346

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

  SHARES          SECURITY DESCRIPTION          VALUE         SHARES          SECURITY DESCRIPTION          VALUE
  ------          --------------------          -----         ------          --------------------          -----
COMMON STOCK - 91.6%                                        ELECTRIC, GAS & SANITARY SERVICES - 3.9%
                                                                 14,000 Allete, Inc.                     $    317,520
ADVERTISING - 1.2%                                                8,300 TXU Corp.                             155,044
     35,600 WPP Group plc                    $    271,948        33,300 Union Fenosa SA                       438,560
                                             -------------                                               -------------
                                                                                                              911,124
APPAREL & ACCESSORY STORES - 1.6%                                                                        -------------
      7,300 Payless Shoesource, Inc. +            375,731
                                             -------------  ELECTRONIC & OTHER ELECTRICAL EQUIPMENT
                                                            & COMPONENTS, EXCEPT COMPUTER
AUTOMOTIVE REPAIR, SERVICES & PARKING - 1.5%                EQUIPMENT - 10.0%
     17,900 Central Parking Corp.                 337,594        11,400 Ametek, Inc.                          438,786
                                             -------------       95,000 Amkor Technology, Inc. +              452,200
                                                                 25,000 AU Optronics Corp. ADR +              144,000
BUILDING CONSTRUCTION - GENERAL                                  13,579 Draka Holding NV                      134,661
CONTRACTORS & OPERATIVE BUILDERS - 9.9%                           9,700 Maytag Corp.                          276,450
     59,500 Barratt Developments plc              374,535         2,800 Samsung Electronics Co. Ltd. GDR *    373,100
     52,100 Bellway plc                           377,441         6,000 Samsung SDI Co. Ltd.                  346,528
    127,300 Countryside Properties plc            322,781       240,000 Vtech Holdings Ltd.                   178,498
    106,300 Crest Nicholson plc                   323,697                                                -------------
     64,571 Persimmon plc                         442,839                                                   2,344,223
     22,900 YIT-Yhtyma Oyj                        403,485                                                -------------
                                             -------------
                                                2,244,778   FOOD & KINDRED PRODUCTS - 1.4%
                                             -------------      140,500 Parmalat Finanziaria SpA              334,690
                                                                                                         -------------
BUILDING MATERIALS - 3.6%
      2,950 Imerys SA                             372,726   FOREIGN DEPOSITORY INSTITUTIONS - 1.6%
     13,000 Trex Co., Inc. +                      458,900        79,600 DnB Holding ASA                       374,572
                                             -------------                                               -------------
                                                  831,626
                                             -------------  GENERAL MERCHANDISE STORES - 0.7%
                                                                  7,200 Sears, Roebuck & Co.                  172,440
BUSINESS SERVICES - 1.1%                                                                                 -------------
     24,443 Cendant Corp. +                       256,163
                                             -------------  GEONOMIC BIOTECHNOLOGY - 1.0%
                                                                 49,000 CuraGen Corp. +                       227,850
CHEMICALS & ALLIED PRODUCTS - 1.8%                                                                       -------------
     48,600 Methanex Corp.                        409,153
                                             -------------  INDUSTRIAL & COMMERCIAL MACHINERY
                                                             & COMPUTER EQUIPMENT - 6.1%
COMMUNICATIONS - 2.1%                                           157,380 ASM Pacific Technology Ltd.           302,716
    170,000 Total Access Communication                           13,200 KCI Konecranes International          322,615
            Public Co. Ltd. +                      94,350        12,700 Kone Oyj B Shares                     381,296
      9,900 Verizon Communications, Inc.          383,625         6,550 Toro Co.                              418,545
                                             -------------                                               -------------
                                                  477,975                                                   1,425,172
                                             -------------                                               -------------

DEPOSITORY INSTITUTIONS - 15.3%                             INSURANCE CARRIERS - 6.2%
     18,100 Abington Bancorp, Inc.                378,381         5,700 Anthem, Inc.  +                       358,530
     13,400 Astoria Financial Corp.               363,810         8,800 Oxford Health Plans, Inc. +           320,760
     18,310 Banknorth Group, Inc.                 413,806        15,600 Pacificare Health Systems, Inc. +     438,360
     25,600 Center Financial Corp. +              341,760         4,700 WellPoint Health Networks, Inc. +     334,452
      5,768 Colony Bankcorp, Inc.                  91,798                                                -------------
        400 First Essex Bancorp, Inc.              13,360                                                   1,452,102
     13,800 Hawthorne Financial Corp. +           393,852                                                -------------
     34,000 Horizon Bank & Trust Co. +            442,000
     18,000 South Financial Group, Inc.           371,880   MEASURING, ANALYZING, & CONTROLLING
     24,900 Warren Bancorp, Inc.                  392,673   INSTRUMENTS; PHOTOGRAPHIC, MEDICAL
     10,860 Webster Financial Corp.               377,928   & OPTICAL GOODS - 0.6%
                                             -------------       10,600 Teradyne, Inc. +                      137,906
                                                3,581,248                                                -------------
                                             -------------


See Notes to Financial Statements      5


--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2002
--------------------------------------------------------------------------------

  SHARES          SECURITY DESCRIPTION          VALUE         SHARES          SECURITY DESCRIPTION          VALUE
  ------          --------------------          -----         ------          --------------------          -----
COMMON STOCK (CONTINUED)                                    PREFERRED STOCK - 1.0%
                                                                  5,409 Cierra Photonics, Inc. + #       $     25,008
METAL MINING - 4.9%                                              10,691 Fedders Corp., 8.16% +                211,159
     70,240 BHP Billiton plc                 $    375,141                                                -------------
      7,100 Impala Platinum Holdings, Ltd.        450,964   TOTAL PREFERRED STOCK (COST $481,593 )            236,167
     39,595 Palabora Mining Co. Ltd. +            309,174                                                -------------
                                             -------------  REAL ESTATE INVESTMENT TRUST - 1.5%
                                                1,135,279        14,000 Equity Office Properties Trust        349,720
                                             -------------                                               -------------
                                                                        (COST $406,117)
MISCELLANEOUS RETAIL - 1.2%
      8,600 Christian Dior SA                     289,427   SHORT-TERM INVESTMENTS - 5.9%
                                             -------------
                                                                111,210 Deutsche Money Market Fund            111,210
OIL & GAS EXTRACTION - 5.3%                                   1,263,662 Deutsche Cash Management Fund       1,263,662
     24,300 ENI SpA +                             386,331                                                -------------
     33,000 Repsol YPF SA                         436,341
     33,700 Sasol Ltd.                            412,389   TOTAL SHORT-TERM INVESTMENTS
                                             -------------             (COST $1,374,872)                    1,374,872
                                                1,235,061                                                -------------
                                             -------------
                                                            CERTIFICATES OF DEPOSIT - 0.0%
PAPER & ALLIED PRODUCTS - 6.8%                               PRINCIPAL
     21,600 Norske Skogindustrier ASA             305,552     AMOUNT
     40,000 Sappi Ltd.                            533,768     ------
     11,900 Svenska Cellulosa AB                  401,524   $     1,347 Middlesex Savings Bank,
     10,400 UPM-Kymmene Oyj                       333,961                  5.65%, 5/28/03                       1,347
                                             -------------        1,313 Stoneham Savings Bank,
                                                1,574,805                  5.22%, 2/28/04                       1,313
                                             -------------                                               -------------
                                                            TOTAL CERTIFICATES OF DEPOSIT (COST $2,660)         2,660
RUBBER & MISCELLANEOUS PLASTICS                                                                          -------------
PRODUCTS - 1.4%                                             TOTAL INVESTMENTS IN SECURITIES - 100.0%     $ 23,328,373
     21,400 Continental AG +                      328,997              (COST $23,500,615)
                                             -------------  OTHER ASSETS & LIABILITIES, NET - 0.0%             12,523
                                                                                                         -------------
TRANSPORTATION EQUIPMENT - 1.4%                             TOTAL NET ASSETS - 100.0%                    $ 23,340,896
      7,900 Peugeot SA                            322,160                                                =============
                                             -------------

WHOLESALE TRADE-DURABLE GOODS - 1.3%
     57,000 WESCO International, Inc. +           312,930
                                             -------------

                                             -------------
TOTAL COMMON STOCK (COST $21,235,373)           21,364,954
                                             -------------

--------------------------------------------------------------------------------
ADR  American Depositary Receipt
GDR  Global Depositary Receipt
+    Non-income producing security.
# Security valued at fair market value pursuant to procedures approved by the Board of Trustees.
* Securities that may be resold to "Qualified institutional buyers" under rule 144A or pursuant to Section 4 (2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid by the adviser pursuant to procedures approved by the Board of Trustees.


See Notes to Financial Statements      6

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS (concluded)
DECEMBER 31, 2002
--------------------------------------------------------------------------------

GEOGRAPHIC DIVERSIFICATION OF EQUITY HOLDINGS

% of Total Equity Holdings:
47.1% .....United States of America
11.3% ................Great Britain
 7.8% .................South Africa
 6.6% ......................Finland
 4.5% .......................France
 4.0% ........................Spain
 3.3% ........................Italy
 3.3% ..................South Korea
 3.1% .......................Norway
 2.2% ....................Hong Kong
 1.9% .......................Canada
 1.8% .......................Sweden
 1.5% ......................Germany
 0.6% ..................Netherlands
 0.6% .......................Taiwan
 0.4% .....................Thailand

* Equity Holdings include Common Stock, Preferred Stock, and Real Estate Investment Trust.


See Notes to Financial Statements      7

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS
   Total investments, at value (Cost $23,500,615) (Note 2).................................... $ 23,328,373
   Foreign currency (Cost $2,031) (Note 2)....................................................        2,031
   Receivables:
       Fund shares sold.......................................................................       63,334
       Interest, dividends and other assets...................................................       47,236

   Organization costs, net of amortization (Note 2)...........................................        4,714
                                                                                               -------------

Total Assets..................................................................................   23,445,688
                                                                                               -------------

LIABILITIES
   Payables:
       Dividends..............................................................................       43,895
       Fund shares redeemed...................................................................        7,982
       Payable to custodian...................................................................           31

   Accrued Liabilities:
       Accounting fees (Note 3)...............................................................        2,147
       Advisory fees (Note 3).................................................................       12,252
       Administration fees (Note 3)...........................................................        2,099
       Custody fees (Note 3)..................................................................        4,758
       Transfer agency fees (Note 3)..........................................................        2,326
       Other..................................................................................       29,302
                                                                                               -------------
Total Liabilities.............................................................................      104,792
                                                                                               -------------

NET ASSETS.................................................................................... $ 23,340,896
                                                                                               =============

COMPONENTS OF NET ASSETS
   Paid-in capital............................................................................ $ 23,757,068
   Distributions in excess of net investment income...........................................       (6,113)
   Net realized loss on investments and foreign currency transactions.........................     (372,089)
   Net realized gain on options...............................................................      131,160
   Unrealized depreciation of investments and foreign currency transactions...................     (169,130)
                                                                                               -------------

NET ASSETS.................................................................................... $ 23,340,896
                                                                                               =============

Net Asset Value, offering and redemption price per share:
Based on net assets of $23,340,896 and 2,813,280 shares of beneficial interest outstanding.... $       8.30


See Notes to Financial Statements      8


--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividend income (net of foreign withholding taxes $34,081)................................. $    522,269
   Interest income............................................................................       12,658
                                                                                               -------------
Total Investment Income.......................................................................      534,927
                                                                                               -------------

EXPENSES
   Investment advisory fees (Note 3)..........................................................      237,106
   Administration fees (Note 3)...............................................................       39,466
   Transfer agency fees (Note 3)..............................................................       35,301
   Custody fees (Note 3)......................................................................       23,322
   Accounting fees (Note 3)...................................................................       51,147
   Auditing fees..............................................................................       18,870
   Registration fees..........................................................................       23,787
   Trustees fees and expenses.................................................................          851
   Printing expenses..........................................................................       17,154
   Amortization of organization costs (Note 2)................................................        7,952
   Miscellaneous expenses.....................................................................       18,482
                                                                                               -------------
Total Expenses................................................................................      473,438
     Fees waived (Note 6).....................................................................      (58,478)
                                                                                               -------------
Net Expenses..................................................................................      414,960
                                                                                               -------------

NET INVESTMENT INCOME.........................................................................      119,967
                                                                                               -------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS,
    OPTIONS AND FOREIGN CURRENCY TRANSACTIONS

   Net realized gain on investments...........................................................      101,857
   Net realized gain on options...............................................................        5,884
   Net realized loss on foreign currency transactions.........................................      (11,049)
                                                                                               -------------
Net Realized Gain on Investments, Options and Foreign Currency Transactions...................       96,692
                                                                                               -------------
     Net change in unrealized appreciation (depreciation) on investments......................   (1,025,619)
     Net change in unrealized appreciation (depreciation) on options..........................       (4,509)
     Net change in unrealized appreciation (depreciation) on foreign currency transactions....        4,124
Net Change in Unrealized Appreciation (Depreciation) on Investments, Options and
                                                                                               -------------
     Foreign Currency Transactions............................................................   (1,026,004)
                                                                                               -------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS,
    OPTIONS AND FOREIGN CURRENCY TRANSACTIONS.................................................     (929,312)
                                                                                               -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................................... $   (809,345)
                                                                                               =============


See Notes to Financial Statements      9

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                    January 1, 2002        June 1, 2001       June 1, 2000
                                                           to                   to                 to
                                                   December 31, 2002     December 31, 2001*   May 31, 2001
                                                -----------------------  ------------------ ----------------

OPERATIONS
  Net investment income (loss)................. $              119,967   $         (18,297) $       136,445
  Net realized gain (loss) on investments,
    options and foreign currency transactions                   96,692             733,524         (975,882)
  Net change in unrealized appreciation
    (depreciation) on investments, options
    and foreign currency transactions..........             (1,026,004)         (1,593,842)       2,382,371
                                                -----------------------  ------------------ ----------------

Net Increase (Decrease) in Net Assets Resulting
    from Operations............................               (809,345)           (878,615)       1,542,934
                                                -----------------------  ------------------ ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income........................                (43,895)           (130,009)         (50,940)
  In excess of net investment income...........                      -             (69,190)               -
  Net realized gain on investments.............                      -                   -         (928,513)
                                                -----------------------  ------------------ ----------------

Total Distributions to Shareholders............                (43,895)           (199,199)        (979,453)
                                                -----------------------  ------------------ ----------------

CAPITAL SHARE TRANSACTIONS
  Sale of shares...............................             25,485,197          10,248,459        1,397,534
  Reinvestment of distributions................                 43,155             195,604          978,289
  Fee for redemption of shares (Note 7)........                144,662                   -                -
  Redemption of shares.........................            (18,403,982)        (10,942,398)      (3,705,130)
                                                -----------------------  ------------------ ----------------

Net Increase (Decrease) from Capital
    Share Transactions.........................              7,269,032            (498,335)      (1,329,307)
                                                -----------------------  ------------------ ----------------

Net Increase (Decrease) in Net Assets..........              6,415,792          (1,576,149)        (765,826)

NET ASSETS
  Beginning of Period..........................             16,925,104          18,501,253       19,267,079
                                                -----------------------  ------------------ ----------------
  End of Period (A)............................ $           23,340,896   $      16,925,104  $    18,501,253
                                                =======================  ================== ================

SHARE TRANSACTIONS
  Sale of shares...............................              2,710,110           1,285,700          172,776
  Reinvestment of distributions................                  5,199              24,420          128,326
  Redemption of shares.........................             (2,015,422)         (1,351,186)        (454,016)
                                                -----------------------  ------------------ ----------------
Net Increase (Decrease) in Shares..............                699,887             (41,066)        (152,914)
                                                =======================  ================== ================


(A) Accumulated undistributed (distributions
    in excess of) net investment income........ $               (6,113)  $         (70,493) $       133,430
                                                =======================  ================== ================

---------------------------------------------------------------------
* Effective June 1, 2001, the Fund changed its fiscal year end from May 31 to December 31.


See Notes to Financial Statements      10

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period:

                                           January 1, 2002    June 1, 2001(b)     June 1, 2000 June 1, 1999  June 1, 1998(a)
                                                  to                 to               to            to           to
                                           December 31, 2002  December 31, 2001   May 31, 2001 May 31, 2000  May 31, 1999
                                           -----------------  -----------------   ------------ ------------- ------------


NET ASSET VALUE, Beginning of Period       $   8.01           $   8.59            $   8.35     $   8.61      $   10.00
                                           -----------------  -----------------   ------------ ------------- -----------

INVESTMENT OPERATIONS
  Net investment income (loss)............     0.05                  -(c)             0.06         0.07           0.06
  Net realized and unrealized gain (loss)
    on investments, options and
    foreign currency transactions.........     0.20              (0.48)               0.63         0.32          (1.27)
                                           -----------------  -----------------   ------------ ------------- -----------
Total from Investment Operations..........     0.25              (0.48)               0.69         0.39          (1.21)
                                           -----------------  -----------------   ------------ ------------- -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income...................    (0.02)             (0.06)              (0.02)       (0.31)         (0.04)
  In excess of net investment income......        -              (0.04)                  -            -              -
  Net realized gain on investments, options
    and foreign currency transactions.....        -              (0.43)              (0.34)       (0.14)
                                           -----------------  -----------------   ------------ ------------- -----------
Total Distributions to Shareholders.......    (0.02)             (0.10)              (0.45)       (0.65)         (0.18)
                                           -----------------  -----------------   ------------ ------------- -----------

Redemption fee (d)........................     0.06                  -                   -            -              -
                                           -----------------  -----------------   ------------ ------------- -----------

NET ASSET VALUE, End of Period............ $   8.30           $   8.01            $   8.59     $   8.35      $    8.61
                                           =================  =================   ============ ============= ===========

TOTAL RETURN..............................     3.82%             (5.64)               8.98%        4.37%        (11.95)%

RATIO/SUPPLEMENTARY DATA
Net assets at end of period (000's omitted)$  23,341          $  16,925           $  18,501    $  19,267     $  19,388
Ratios to Average Net Assets
  Expenses................................     1.75%(e)           1.75%(e)            1.75%        1.75%         1.75%
  Expenses, excluding waiver of fees......     2.00%(e)           2.24%(e)            2.05%        2.12%         2.06%
  Net investment income...................     0.51%(e)          (0.18)(e)            0.74%        0.70%         0.63%

PORTFOLIO TURNOVER RATE...................       40%                36%                 34%          38%           51%

-------------------------------------------------------------------------------
(a)  Commencement of operations.
(b) Effective June 1, 2001, the Fund changed its fiscal year end from May 31 to December 31.
(c)  Net investment income (loss) for the Fund was (0.0017).
(d)  Calculated based on average shares outstanding during the period.
(e)  Annualized.


See Notes to Financial Statements      11

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION

This report relates to the Polaris Global Value Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware business trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-three investment portfolios. The Fund commenced operations on June 1, 1998 after it acquired the net assets of Global Value Limited Partnership (the "Partnership"), in exchange for Fund shares. The Partnership commenced operations on July 31, 1989. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Generally, the Trust determines the net asset value per share of the Fund as of the close of the regular trading day on the New York Stock Exchange. Securities, other than short-term securities, held by the Fund, and for which market quotations are readily available, are valued using the last reported sales price provided by independent pricing services. If no sales price is reported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value as determined pursuant to procedures established by the Trust's Board of Trustees. On December 31, 2002, the Fund held a security valued at fair value amounting to $25,008 or 0.1%, of the Fund's net assets. Securities that mature in sixty days or less are valued at amortized cost, which approximates market value. Foreign short-term investments are valued at the current market price, then marked-to-market to recognize any gain or loss on the transaction.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on trade date. Generally, dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes. Foreign dividend and interest income amounts and realized capital gain or loss are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions.

Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and
(ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2002
--------------------------------------------------------------------------------

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

REPURCHASE AGREEMENTS - The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, the Fund may have difficulties disposing of such securities.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

ORGANIZATION COSTS - Costs incurred by the Fund in connection with its organization are amortized using the straight-line method over a five-year period.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2002
--------------------------------------------------------------------------------

For federal income tax purposes, there were no Capital Loss Carryovers.

For tax purposes, the Fund had a current year deferred post-October capital loss of $120,875 and a post-October currency loss of $8,684. These losses will be realized on the first day of the following tax year.

RECLASSIFICATION   OF  CAPITAL  ACCOUNTS  -  On  the  Statement  of  Assets  and
Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:

         Undistributed Net Investment Income............. $(11,692)
         Accumulated Net Investment Gain (Loss)..........  (82,622)
         Paid-In-Capital.................................   94,314

EXPENSE ALLOCATION - The Trust is comprised of 23 active fund series, and it accounts separately for the assets and liabilities and operations of each of its funds. Expenses that are directly attributable to more than one fund are allocated among the respective funds in proportion to each fund's average daily net assets.

NOTE 3.  ADVISORY  FEES,  SERVICING  FEES AND OTHER  TRANSACTIONS  WITH  RELATED
         PARTIES

INVESTMENT ADVISER - The investment adviser to the Fund is Polaris Capital Management, Inc. (the "Adviser"). Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the average daily net assets of the Fund.

ADMINISTRATOR - The administrator of the Fund is Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives an administrative fee at an annual rate of 0.10% of the first $150 million of the Fund's average daily net assets and 0.05% of the Fund's average daily net assets in excess of $150 million, subject to a minimum fee of $40,000 per year.

TRANSFER AGENT - The transfer agent and dividend disbursing agent for the Fund is Forum Shareholder Services, LLC ("FSS"). FSS receives an annual fee of $24,000, certain shareholder account fees and out-of-pocket expenses.

SHAREHOLDER SERVICE AGENT - The Trust has adopted a shareholder servicing plan (the "Plan") with respect to the Fund under which FAdS is authorized to enter into shareholder service agreements with financial institutions and other persons who provide services for and maintain shareholder accounts as set forth in the Plan. Under the Plan, the Trust, through FAdS, pays the shareholder servicing agent a fee of up to 0.25% of the average daily net assets of the shares owned by investors for which the shareholder servicing agent maintains a servicing relationship. The Fund did not pay any shareholder service fees pursuant to the Plan for the period ended December 31, 2002.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2002
--------------------------------------------------------------------------------

NOTE 3.  ADVISORY  FEES,  SERVICING  FEES AND OTHER  TRANSACTIONS  WITH  RELATED
         PARTIES

DISTRIBUTOR - Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., is the Fund's distributor. FFS receives no compensation for its distribution services.

OTHER SERVICE PROVIDERS - Forum Accounting Services, LLC ("FAcS") provides fund accounting services to the Fund. For its services, FAcS receives an annual fee of $36,000, $2,900 for the preparation of tax returns, certain amounts based upon the asset level of the Fund as well as the number and type of portfolio transactions made by the Fund and out-of-pocket expenses. Forum Trust, LLC (the "Custodian") serves as the Trust's custodian and may employ subcustodians to provide custody of a Fund's domestic and foreign assets. For its services, the Custodian receives an annualized percentage of the average daily net assets of the Fund. The Fund also pays an annual maintenance fee as well as certain other transaction fees.

Certain Officers and Trustees of the Trust are Officers and Directors of the above companies. These persons are not paid by the Fund for serving in these capacities.

NOTE 4.  SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term investments, totaled $14,989,594 and $8,811,235, respectively, for the period ended December 31, 2002.

For federal income tax purposes, the tax basis of investment securities owned as of December 31, 2002, was $23,618,098, and the net unrealized depreciation of investment securities was $289,725. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $2,764,079, and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $3,053,804.

NOTE 5. WRITTEN OPTION TRANSACTIONS

                                                 CALLS

                              ------------------------------------------
                                Principal Amounts
                                  of Contracts
                                  (000 OMITTED)              PREMIUMS
                                  ------------               --------
OUTSTANDING, DECEMBER 31, 2001         55                    $  5,884
OPTIONS EXPIRED                       (55)                     (5,884)
                                  ------------               ---------
OUTSTANDING, DECEMBER 31, 2002          -                           -
                                  ============               =========

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (concluded)
DECEMBER 31, 2002
--------------------------------------------------------------------------------

NOTE 6. WAIVER OF FEES

The Adviser and FAdS have voluntarily waived fees of $48,611 and $9,867, respectively, for the year ended December 31, 2002, so as to maintain expenses at 1.75% of average net assets. These waivers can be terminated at any time at the Adviser's and FAdS' discretion.

NOTE 7.  REDEMPTION FEES

Effective January 13, 2002, the Fund began charging a 1.00% redemption fee for share redemptions or exchanges within 180 days of purchase. This redemption fee will not apply to redemptions or exchanges of shares purchased prior to January 13, 2002 or shares redeemed or exchanged after 180 days from the date of purchase. Redemption fees collected by the Fund during the period ended December 31, 2002 totaled $144,662.

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2002, distributable earnings on a tax basis were as follows:

         Unrealized Depreciation      $(289,725)
         Capital and Other Losses      (129,559)
                                       ---------
         Total                         (419,284)
                                       =========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to the Wash Sales and Real Estate Investment Trust reallocations.

                                          2002                2001
                                          ----                ----
         Ordinary Income               $ 43,895           $ 130,009
         In Excess of Net
             Investment Income                               69,190

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
INDEPENDENT AUDITORS' REPORT
DECEMBER 31, 2002
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders
Polaris Global Value Fund:

We have audited the accompanying statement of assets and liabilities of the Polaris Global Value Fund, including the schedule of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended December 31, 2002, and the periods from June 1, 2001 to December 31, 2001 and June 1, 2000 to May 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the years in the two-year period ended May 31, 2000 were audited by other auditors whose report dated July 7, 2000 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects the financial position of the Polaris Global Value Fund as of December 31, 2002, the results of its operations, the changes in its net assets, and its financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Boston, Massachusetts
February 11, 2003

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
TAX INFORMATION AND TRUSTEES AND OFFICERS (UNAUDITED)
DECEMBER 31, 2002
--------------------------------------------------------------------------------

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR

INCOME DIVIDENDS - All the income and any short-term capital gain dividends paid by the Fund were ordinary income for federal income tax purposes. The Fund designates 100% of the taxable ordinary income distributed as qualifying for the corporate dividends - received deduction.

CAPITAL GAIN DIVIDENDS - The Fund did not declare a long-term capital gain dividend for the year ended December 31, 2002.

TRUSTEES AND OFFICERS OF THE TRUST

------------------------------ ------------ --------------- --------------------------------- --------------- ----------------------
                                                                                                NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                   FUND
                                POSITION       LENGTH OF         PRINCIPAL OCCUPATION(S)          COMPLEX
            NAME,               WITH THE         TIME                   DURING                    OVERSEEN      OTHER DIRECTORSHIPS
       AGE AND ADDRESS            TRUST         SERVED 1              PAST 5 YEARS              BY TRUSTEE 2      HELD BY TRUSTEES
------------------------------ ------------ --------------- --------------------------------- --------------- ----------------------
INTERESTED TRUSTEES
------------------------------ ------------ --------------- --------------------------------- --------------- ----------------------
John Y. Keffer 3               Chairman     1989-Present    Member and Director, Forum                  29    Chairman/President,
Born:  July 15, 1942           President                    Financial Group, LLC (a mutual                    Monarch Funds
Two Portland Square                                         fund services holding company)                    (3 Portfolios)
Portland, ME 04101                                          Director, various affiliates of
                                                            Forum Financial Group, LLC
                                                            including  Forum Fund Services,
                                                            LLC (Trust's underwriter)
------------------------------ ------------ --------------- --------------------------------- --------------- ----------------------
DISINTERESTED TRUSTEES
------------------------------ ------------ --------------- --------------------------------- --------------- ----------------------
Costas Azariadis               Trustee      1989-Present    Professor of Economics,                     27    None
Born:  February 15, 1943                                    University of California-Los
Department of Economics                                     Angeles
University of California                                    Visiting Professor of
Los Angeles, CA 90024                                       Economics, Athens University of
                                                            Economics and Business 1998 -
                                                            1999
------------------------------ ------------ --------------- --------------------------------- --------------- ----------------------
James C. Cheng                 Trustee      1989-Present    President, Technology Marketing            27     None
Born:  July 26, 1942                                        Associates
27 Temple Street                                            (marketing company for small
Belmont, MA 02478                                           and medium sized businesses in
                                                            New England)
------------------------------ ------------ --------------- --------------------------------- --------------- ----------------------
J. Michael Parish              Trustee      1989-Present    Partner,  Wolfe,  Block,  Schorr           27     None
Born:  November 9, 1943                                     and Solis-Cohen,  LLP (law firm)
250 Park Ave.                                               since 2002
New York, NY 10177                                          Partner,  Thelen  Reid &  Priest
                                                            LLP (law firm) 1995-2002
------------------------------ ------------ --------------- --------------------------------- --------------- ----------------------


                                       18


--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
TRUSTEES AND OFFICERS (UNAUDITED) (CONCLUDED)
DECEMBER 31, 2002
--------------------------------------------------------------------------------

----------------------------- ------------ -------------- --------------------------------- ---------------- -----------------------
                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                                                 FUND
                                POSITION     LENGTH OF         PRINCIPAL OCCUPATION(S)         COMPLEX
            NAME,               WITH THE       TIME                   DURING                   OVERSEEN        OTHER DIRECTORSHIPS
       AGE AND ADDRESS            TRUST       SERVED 1              PAST 5 YEARS              BY TRUSTEE 2      HELD BY TRUSTEES
----------------------------- ------------ -------------- --------------------------------- ---------------- -----------------------
OFFICERS
----------------------------- ------------ -------------- --------------------------------- ---------------- -----------------------
Thomas G. Sheehan             Vice          2000-Present  Director of Business                    N/A                          N/A
Born: July 17, 1954           President/                  Development, Forum Financial
Two Portland Square           Assistant                   Group, LLC since 2001
Portland, ME 04101            Secretary                   Managing Director and Counsel,
                                                          Forum Financial Group, LLC 1993
                                                          - 2001
----------------------------- ------------ -------------- --------------------------------- ---------------- -----------------------
Lisa Weymouth                 Vice         2001-Present   Director and Manager, Forum            N/A                          N/A
Born:  May 4, 1968            President/                  Shareholder Services, LLC
Two Portland Square           Assistant                   (transfer agent)
Portland, ME 04101            Secretary                   Director, Forum Administrative
                                                          Services, LLC (mutual fund
                                                          administrator) since 2001
----------------------------- ------------ -------------- --------------------------------- ---------------- -----------------------
Stacey E. Hong                Treasurer    2002-Present   Director, Forum Accounting              N/A                  N/A
Born:  May 10, 1966                                       Services, LLC since 1998, with
Two Portland Square                                       which he has been associated
Portland, ME 04101                                        since 1992
----------------------------- ------------ -------------- --------------------------------- ---------------- -----------------------
Leslie K. Klenk               Secretary    1998-Present   Counsel, Forum Financial Group,         N/A                  N/A
Born:  August 24, 1964                                    LLC since 1998
Two Portland Square                                       Associate General Counsel,
Portland, ME 04101                                        Smith Barney Inc. (brokerage
                                                          firm) 1993 - 1998

----------------------------- ------------ -------------- --------------------------------- ---------------- -----------------------

--------------------------------------------------------------------------------
1 Each Trustee and Officer holds office until he or she resigns, is removed, or a successor is elected and qualified.
2 The Fund Complex includes the Trust and four other investment companies for which Forum Financial Group of companies provide services.
3 John Y. Keffer indirectly controls the entities that provide administration, distribution, fund accounting, transfer agency, and custodial services to the Trust. Mr. Keffer also indirectly controls Forum Investment Advisors, LLC, the investment adviser to the Trust's series.

The Statement of Additional Information ("SAI") contains additional information about the Trust's Trustees. The SAI is available without charge by contacting the Fund at (888) 263-5594.

                                                                                       [IMAGE: GLOBE]
                                                                                POLARIS GLOBAL VALUE FUND


                               INVESTMENT ADVISER                                      ANNUAL REPORT
                        Polaris Capital Management, Inc.                             December 31, 2002
                               125 Summer Street
                                Boston, MA 02110


                                  DISTRIBUTOR
                            Forum Fund Services, LLC
                              Two Portland Square
                               Portland, ME 04101


                                 TRANSFER AGENT
                        Forum Shareholder Services, LLC
                              Two Portland Square
                               Portland, ME 04101




             This report is for the information of the shareholders                        POLARIS
                       of the Polaris Global Vlaue Fund.                           CAPITAL MANAGEMENT, INC.
                 Its use in connection with any offering of the                   http://www.polarisfunds.com
               Fund's shares is authorized only when preceded or                        (888) 263-5594
                 accompanied by the Fund's current prospectus.